SECTION A

THIS AGREEMENT (the "Agreement") is made this 22nd day of December 1999 (the "Effective Date") by and between GENZYME TRANSGENICS CORPORATION ("GTC"), with offices at 175 Crossing Boulevard, Framingham, Massachusetts 01702-9322 U.S.A. and Alexion Pharmaceuticals Inc. ("Alexion") located at 25 Science Park, New Haven, Connecticut 06511.

1. BACKGROUND. Alexion is a biopharmaceutical company actively involved in the development of [***] (the "Product"). Alexion is interested in GTC producing Product in the milk of transgenic goats (the "Project"). GTC is willing to perform the Project, subject to the terms and conditions of this Agreement, including the Project Work Plan set forth herein.

2. EXPRESSION TECHNOLOGY. "Expression Technology" means GTC's proprietary technology, which GTC shall use to generate and propagate transgenic animal founder lines for Product.

3. PERFORMANCE OF THE PROJECT. The Project will be performed by GTC in accordance with the Project Work Plan, which may be amended from time to time by written agreement of the parties.

GTC shall conduct the Project in conformance with the Good Laboratory Practice requirements of the United States Food and Drug Administration ("FDA") and otherwise in compliance with all laws, ordinances, and governmental rules or regulations pertaining thereto.

GTC will have met the success criteria of the Project and the Project will be concluded upon demonstration that founder females produce in the ordinary course milk containing fully processed, functional Product and delivery of reasonable quantities of samples to Alexion, provided that GTC uses commercially reasonable and diligent efforts to achieve such criteria within the timeline as hereinafter provided. GTC makes no guarantee that such success criteria can be attained.

4.      RECORDS.

        4.1 GTC will keep accurate records of the status and progress of the Project. GTC will not destroy such records without giving Alexion prior written notice and the opportunity to further store such records.

        4.2 Alexion's personnel shall have the right to review such records at GTC's facilities during regular business hours on 5 days' written notice.
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5.      REPORTS.

        5.1 PROJECT UPDATES. GTC will keep Alexion advised of the status of the Project through regular telephone conversations and meetings.

        5.2 FINAL REPORT. GTC will complete a final report of the Project within sixty (60) days of its completion. If performance of the Project is suspended or terminated prior to completion, GTC will promptly provide Alexion with a final report of the results of the Project through the date of suspension or termination. Alexion is and shall at all times remain the sole owner of the reports prepared by GTC.

6.      COMPENSATION. Alexion agrees to pay GTC for the Project as follows:

        6.1 Alexion will pay GTC a Start-up fee of [***], payable on execution of this Agreement by both parties;

        6.2 Alexion will pay GTC a fee of [***] upon completion of the microinjection of a suitable number of goat embryos which would normally be expected to yield [***], and transfer of such embryos to recipient females;

        6.3 Alexion will pay GTC a fee of [***] upon the birth of the first F0 goat transgenic for Product;

        6.4 Alexion will pay GTC a success fee for expression of Product as follows:

               a.      [***]

               b.      [***]

               For avoidance of doubt, Alexion will only pay a maximum amount equal to [***] for the successful expression of Product.

               c. In the event GTC is not successful in obtaining either a male or female founder animal with induced and/or natural expression of approximately [***], as per (a)



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                       and (b) above, and the DNA provided by Alexion is
                       verified correct, GTC will conduct a second round of microinjections [***].

        6.5 Alexion will pay GTC a fee of [***] upon delivery of an amount of clarified intermediate product which yields at least
               [***] of pre-pivotal clinical grade Product, as produced by a development scale purification process consistent with industry standards, for comparability testing.

        6.6 Should Alexion at its sole discretion elect to enter into a Clinical Development and/or Commercial Supply Agreement pursuant to Section 10.4 below, Alexion will pay GTC a commercial fee of [***].

        6.7 Alexion will pay GTC a fee in the amount of [***] in the event that Alexion decides these activities are required.

        6.8 Alexion will reimburse GTC for costs incurred as a result of GTC's assistance with Alexion's collaboration with a third-party to develop and scale-up a downstream purification process for Product, [***].

               Fully Burdened Costs means GTC's direct labor and materials costs, plus allocable indirect overhead expenses and allocable selling, general and administrative expenses, determined in accordance with generally accepted accounting principles, consistently applied.

        6.9 Except for under the conditions set forth in Section 6.4(c), Alexion also agrees to pay for transgenic animal maintenance costs at [***] GTC's FBC during any period of delay in the Project where GTC is not funded by Alexion to conduct activities on the Project, until such time as the Project is terminated, provided that such delay is not caused by the acts or omissions of GTC. A minimum of thirty (30) days termination notice applies to these costs.

7.      CONFIDENTIALITY.

        7.1 For a period of [***] years from the termination of this Agreement, any Confidential Information (as defined below) disclosed by the disclosing party hereunder, directly or indirectly, to the receiving party hereunder, shall be deemed confidential, and shall not be disclosed by the receiving party to third parties, except as set forth below. Access to such Confidential Information will be limited to employees, agents, Affiliates (as defined



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               below), consultants or contractors of the receiving party who reasonably require such Confidential Information and who are bound to the receiving party by similar obligations in respect of confidentiality and use. The receiving party will use such Confidential Information only to carry out its obligations or to exercise its rights hereunder and will not use such Confidential Information for its own benefit or for the benefit of others or in any way inconsistent with this Agreement.

        7.2 Nothing contained herein will in any way restrict or impair each party's right to use, disclose or otherwise deal with any Confidential Information which:

               i)  at the time of disclosure, is in the public knowledge;

               ii) after disclosure, becomes part of the public knowledge by publication or otherwise, except by breach of this Agreement by the receiving party;

               iii) was demonstrably in the receiving party's possession at the time of such disclosure, and which was not acquired, directly or indirectly, from the disclosing party;

               iv) the receiving party receives from third parties, provided such Confidential Information was not obtained by such third parties, directly or indirectly, from the disclosing party on a confidential basis;

               v) results from research and development of the receiving party demonstrably independent of such disclosure;

               vi) is required to be disclosed by legal process; provided, however, in each case the party so disclosing Confidential Information timely informs the other party and uses its reasonable efforts to limit the disclosure and maintain confidentiality to the extent possible and permits the other party to attempt by appropriate legal means to limit such disclosure; and

               vii) the disclosing party identifies in writing as being for public disclosure.

        7.3 For purposes of this Agreement, the term "Confidential Information" shall mean all of the data, information, technology, samples, DNA, specimens, materials and any other information affecting the business operations of the disclosing party received by the receiving party from the disclosing party hereunder.

        7.4 For purposes of this Agreement, the term "Affiliate" shall mean any corporation which controls, is controlled by or is under common control with a party hereto. A corporation shall be regarded as in control of another corporation if it owns or directly



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               or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or in the absence of the ownership of at least fifty percent (50%) of the voting stock, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation.

        7.5 In addition, neither party shall originate any written publicity, news release or other public announcement or statement relating to this Agreement or to the performance hereunder or the existence of an arrangement between the parties without prior review and written approval of the other party. Notwithstanding the foregoing, either party may make a public written disclosure if required by applicable law provided that prior to making such written disclosure, the disclosing party shall provide the other party with a copy of, and reasonable opportunity to review, the materials to be disclosed. To the extent that the non-disclosing party requests that any information in the proposed disclosure be deleted, the disclosing party shall request confidential treatment of such information pursuant to applicable law, so that there be omitted from the materials that are publicly filed any information that the non-disclosing party requests to be deleted.

8.      RIGHTS AND DEVELOPMENTS.

        8.1 DEFINITION. "Rights and Developments" include, without limitation, ideas, concepts, discoveries, inventions, developments, know-how, patent rights, trade secrets, techniques, methodologies, innovations, improvements, writings, documentation, data and other rights (whether or not protectable under state, federal, or foreign patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice by GTC, alone or jointly with others, in performance of the Project.

        8.2    OWNERSHIP.

               a. All Rights and Developments relating to Alexion's Product or its use shall be solely owned by Alexion, regardless of the designation of inventorship between the parties and their employees.

                       GTC shall promptly notify Alexion of all such Rights and Developments and shall transfer and assign to Alexion all rights, title and interest in the Rights and Developments, and Alexion, in its sole discretion, may apply for patents and other intellectual property rights relating to the Rights and Developments. GTC shall, at Alexion's request, execute such declarations, assignments and other documents required by Alexion to effect such transfer and assignment and any intellectual property applications.



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               b.      All Rights and Developments relating to the Expression
                       Technology shall be solely owned by GTC, regardless of the designation of inventorship between the parties and their employees.

                       Alexion shall promptly notify GTC of all such Rights and Developments and shall transfer and assign to GTC all rights, title and interest in the Rights and Developments, and GTC, in its sole discretion, may apply for patents and other intellectual property rights relating to the Rights and Developments. Alexion shall, at GTC's request, execute such declarations, assignments and other documents required by GTC to effect such transfer and assignment and any intellectual property applications.

               c. All transgenic animals expressing Alexion's Product which are generated by GTC as part of the Project performed under this Agreement shall be solely owned by Alexion, regardless of the designation of inventorship between the parties and their employees, [***].

                       In the case where Alexion uses the animals to make at least a portion of Alexion's commercial Product and where GTC does not manufacture all of Alexion's commercial Product, [***] from the commercial manufacture of transgenic Product on Alexion's behalf.

               d. All other Rights and Developments shall be jointly owned by the parties, regardless of the designation of inventorship between the parties and their employees.

        8.3 PATENT RIGHTS. Any patent applications covering Rights and Developments owned by Alexion will be prepared and filed by Alexion, with expenses paid [***]. Any patent applications covering Rights and Developments owned by GTC or jointly owned by the parties will be prepared and filed by GTC, [***].
               If either party elects not to file or maintain an application or patent covering any jointly owned Rights and Developments, that party shall promptly notify the other party, which shall



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               have the right to file or maintain such applications or patents, at its expense. Inventorship will be determined according to U.S. patent law.

        8.4    INFRINGEMENT OF THIRD PARTY PATENTS.

               a. GTC warrants that it shall not knowingly infringe any existing third-party patents or other intellectual property rights of any third party relating to the transgenic expression vectors, clarification and other processes used in connection with the Project.

               b. Alexion warrants that it shall not knowingly infringe any existing thirdparty patents or other intellectual property rights of any third party relating to the DNA supplied by Alexion to GTC hereunder and used in connection with the Project.

9. INDEMNIFICATION. Alexion and GTC shall each defend, indemnify and hold the other and it's affiliates and the respective directors, officers, employees and agents and affiliates, harmless from and against any and all losses, damages, liabilities, claims, demands, judgements, settlements, costs and expenses (including, without limitation, reasonable attorneys' fees and other costs of defense) arising out of, relating to or resulting from the breach of any of their respective representations, warranties and covenants contained within this Agreement or their respective negligence or willful misconduct.

10.  TERM AND TERMINATION.

        10.1 TERM. The term of this Agreement shall commence on the Effective Date. Unless earlier terminated in accordance with the provisions of this Agreement, the Project shall terminate upon GTC's making available for delivery to Alexion:

               a. the Final Report in a form reasonably satisfactory to Alexion,

               b. any transgenic founder animals generated for Alexion's Product, and

               c. samples of deliverable Product as indicated in the Project Work Plan.

        10.2 TERMINATION BY EITHER PARTY. This Agreement may be terminated by either party in the event of a material breach by the other party of the terms hereof; provided, however, the nondefaulting party shall first give to the defaulting party written notice of the proposed termination of this Agreement, specifying the grounds therefore, and the defaulting party shall have thirty (30) days after such notice is given to cure the breach. If not so cured, this Agreement shall terminate at the expiration of such thirty
               (30) days.



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               Upon termination, neither party will have any further obligations under this Agreement, except (a) the liabilities accrued through the date of termination and (b) the obligations which by their terms survive termination shall survive. Upon termination, GTC will return to Alexion or dispose of any of Alexion's Product and any transgenic animals generated by GTC pursuant to the Project in accordance with Alexion's instructions.

        10.3 CONTINUING OBLIGATION. The termination or expiration of this Agreement shall not relieve either party of its obligations to the other party in respect of (a) the confidentiality or use of Confidential Information and, (b) any publication or presentation relating to the Project, or (c) indemnification as provided in
               Section 9.

        10.4 FURTHER CLINICAL DEVELOPMENT AND COMMERCIAL SUPPLY AGREEMENT. In the event that the parties decide to enter into an agreement for the supply of Product for clinical and/or commercial use, GTC agrees to scale up the transgenic production herd, develop and scale up a primary recovery step (Tangential Flow Filtration, "TFF"), and assist Alexion [***]. The parties agree to commence good faith negotiations in an effort to reach agreement on the terms of such an agreement, such negotiations to ensure an efficient transition from development to clinical and/or commercial activities and not to unnecessarily delay the development of transgenically-produced Product.

               In the event of an agreement to produce Product for clinical studies, GTC will provide the required Product at [***].

               In the event of entering into a Development and Commercial Agreement, the key compensation elements will be as follows:

               a. Within a Development and Commercial Agreement constructed under industry standard terms and conditions, GTC will provide Product for commercial activities at [***] at a commercially relevant scale for Alexion.
                       [***] TFF stage Product. This would result in an effective transfer price to Alexion of [***] of TFF stage Product). In the event GTC is able to lower its costs, GTC and Alexion will share equally in the benefits;


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

               b. [***] will pay the capital costs associated with herd scale up and the construction of a dedicated barn, dairy and primary recovery (TFF) suite as agreed to by the parties;

               c.      Alexion will pay GTC a royalty of [***].

11. ASSIGNABILITY. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by either party without the prior written consent of the other party, such consent not to be unreasonably withheld, except that GTC or Alexion may assign this Agreement to an affiliated company or in connection with the merger, consolidation or sale of all or substantially all of it assets.

12. PUBLICATION. Any publication or presentation relating to the Project must first be approved in writing by both parties, such approval not to be unreasonably withheld. Each party agrees to submit, for review, any proposed publication (including any writing to be presented orally) relating to the Project at least forty-five (45) days prior to submission for publication or presentation. If either party requests a delay in publication or presentation, the other party agrees to delay the publication or presentation, for a period of ninety (90) days from the date of such request. Such period may be extended, if necessary, for an additional period mutually acceptable to the parties. Notwithstanding the foregoing, both parties agree that no publication or presentation shall contain Confidential Information with respect to which it has confidentiality obligations pursuant to Section 7 hereof.

13. GOVERNING LAW AND ENTIRETY. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the State of Massachusetts, U.S.A. This document along with any Confidentiality Agreement, constitutes the full understanding of the parties with respect to the subject matter hereof, and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understanding or agreement purporting to modify or vary the terms of this Agreement shall be binding unless made in writing and signed by the party to be bound.

14. NO WAIVER. No waiver of any term or condition of this Agreement shall be valid or binding on either party unless agreed in writing by the party to be charged. The failure of either party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either party to enforce each and every such provision thereafter.

15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one instrument.

16. INDEPENDENT CONTRACTORS. The relationship of Alexion and GTC established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be



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construed to: (a) give either party the power to direct or control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking; or (c) allow a party to create or assume any obligation on behalf of the other party for any purpose whatsoever. Nothing in this Agreement will give rise to the creation of any labor relation by and between either party and any employees of the other party.



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        IN WITNESS WHEREOF, duly-authorized representatives of the parties have signed this Agreement as a document under seal of the Effective Date.

ALEXION PHARMACEUTICALS INC.                GENZYME TRANSGENICS
                                            CORPORATION

By:     /s/ David W. Keiser                     By:     /s/ Michael W. Young
   -------------------------------             ---------------------------------
Print Name: David W. Keiser                 Print Name: Michael W. Young

Title: Exec. Vice-President and COO         Title: Vice-President, Commercial
         Duly Authorized                           Development Duly Authorized



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SECTION B

                                PROJECT WORK PLAN

WORK PLAN OBJECTIVES:

1.      Generate founder goats transgenic for Product

2. Evaluate transgenic technology for the manufacture of Product for clinical use at a scale of [***].

3.      Provide Product samples for in vitro testing

4. Deliver to Alexion an amount of clarified intermediate Product which yields [***], as produced by a development scale purification process consistent with industry standards.

WORK PLAN ACTIVITIES:

1.      [***]

2.      [***]

3.      [***]

4.      [***]

5.      [***]

6.      [***]

7.      [***]

8.      [***]

9.      [***]

10.     [***]

11.     [***]

12.     [***]


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FROM GTC

GTC agrees to conduct the Project as described below. GTC shall provide personnel, facilities and resources as required to perform the Project.

[***]

A provisional timeline is set forth below:

        TIME                    ACTIVITY

[***]                   [***]

[***]                   [***]

[***]                   [***]

[***]                   [***]

[***]                   [***]

[***]                   [***]

[***]                   [***]


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FROM ALEXION

In connection with the Project, Alexion shall supply GTC with the following:

        (a)    [***];

        (b)    [***];

        (c)    [***];

        (d)    [***].


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